Execution Version

SIXTH AMENDMENT TO EXPORT CREDIT AGREEMENT

    THIS SIXTH AMENDMENT TO EXPORT CREDIT AGREEMENT, dated as of September 30, 2024 (this “Amendment”), is by and among SIFCO Industries, Inc., an Ohio corporation (“SIFCO”), and Quality Aluminum Forge, LLC, an Ohio limited liability company (“Quality Forge” and, together with SIFCO, collectively, the “Borrowers” and each, individually, a “Borrower”), any other Loan Parties party hereto, and JPMorgan Chase Bank, N.A., a national banking association (the “Lender”).

RECITALS

    A.    The Borrowers, any other Loan Parties party thereto, and the Lender are parties to an Export Credit Agreement dated as of December 17, 2018 (as amended and as it may be further amended or modified from time to time, the “Credit Agreement”).

    B.    The Borrowers and any other Loan Parties desire to amend the Credit Agreement, and the Lender is willing to do so in accordance with the terms hereof.

    TERMS

    In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

    ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended effective as of the date hereof as follows:

    1.1    Section 2 of the Terms Schedule to the Credit Agreement is hereby amended and restated as follows:

2.     Maturity Date (Definitions Schedule):

November 6, 2024, or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof or under the Ex-Im Bank Documents.

ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Lender that:

    2.1    This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    2.2    After giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

    2.3    After giving effect to this Amendment, no Default exists or has occurred and is continuing, and no Default will be caused after giving effect to this Amendment.

    2.4    All certifications, representations and other statements made in each Borrower’s Officer’s Certificate dated as of December 17, 2018 and delivered to Lender are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and all resolutions and other statements referenced therein are in full force and effect, have not been rescinded and authorize the execution, delivery and performance of this Amendment.

    ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

    3.1    The Loan Parties and the Lender shall have signed this Amendment.

    3.2    The Lender shall have received a copy of the fully executed Eleventh Amendment to the Domestic Credit Agreement dated as of the date hereof.

    3.3    The Borrower shall have paid (1) an amendment fee to the Lender in an amount equal to $5,775.00 and (2) a fee to the Export-Import Bank of the United States of America in an amount equal to $5,454.17.

    3.4    The Lender shall have received such other documents as disclosed on the closing list provided to the Loan Parties prior to the date hereof.

ARTICLE IV.    MISCELLANEOUS.

    4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, as amended previously and as further amended from time to time.

    4.2    Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

    4.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment shall be governed by and construed in accordance with the internal laws and not the law of conflicts of the State of Ohio, but giving effect to federal laws applicable to national banks. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures or signatures sent by other electronic imaging shall be effective as originals.
[Signature Pages Follow]

    IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS:

                        SIFCO INDUSTRIES, INC.

By:______/s/__________________________________
Name: Thomas R. Kubera
Title: Chief Financial Officer

                        QUALITY ALUMINUM FORGE, LLC

By:_____/s/___________________________________
Name: Thomas R. Kubera
Title: Treasurer & Chief Financial Officer

SIFCO Sixth Amendment (Export Credit Agreement) Signature Page

                        LENDER:

JPMORGAN CHASE BANK, N.A.

By:____/s/____________________________________
Name: Karson Malecky
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A.

Global Trade Services

By:____/s/____________________________________
Name: Elise B. Murphy
Title: Vice President

SIFCO Sixth Amendment (Export Credit Agreement) Signature Page